SEMIANNUAL REPORT


February 28, 1997


INVESCO

VALUE

FUNDS


Intermediate Government Bond

Total Return

Value Equity


INVESCO FUNDS

Market Overview                                                     March 1997
      Fueled by a stronger-than-expected economy and improving corporate earnings, the stock market catapulted to new highs over the last six months. During the fourth quarter of 1996, the growth rate (as measured by the Gross Domestic Product) accelerated to a revised level of 3.9%. This surpassed most analysts' expectations, as the expansion had slowed to a rate of 2.2% in the previous quarter. The vibrant economy has rekindled fears that tightness in the labor market could lead to renewed inflation. However, gains in productivity thus far have offset wage increases and allowed companies to maintain profit margins without raising prices. This has helped keep inflation under control. In fact, the consumer price index rose just 0.1% in the month of January (the smallest gain since June 1996) and finished 1996 at an annualized rate of 3.3% -- in line with historical averages.
      The U.S. trade gap hit an eight-year high in 1996, primarily driven by a stronger dollar; this has negative consequences for domestic exporters. As their products become more expensive in foreign markets, profit margins and future earnings may decrease. In addition, the phenomenal appreciation of large-capitalization stocks, predicated on a nearly perfect investment environment, may have created unwarranted expectations by many investors when compared to historical averages.
      In the middle of March, the investment environment shifted as increased consumer spending reignited fears of inflation. Consequently, the Federal Reserve Board increased short-term interest rates by 0.25%. This preemptive strike against wage and price hikes was the first rate increase in more than two years, and led to increased negative sentiment in the market, producing a sharp 5% to 10% pullback in many stocks.
      A moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate does not slow, many economists expect the Fed to continue raising short-term interest rates, with the concomitant danger of cutting the expansion short.
      In fact, despite the positive economic growth and inflation news, concerns over inflation, interest rates, and the possibility of continued Fed intervention led to extreme volatility in bond prices. This volatility, coupled with a change in the risk/reward relationship for most bonds, caused nervousness for most fixed-income investors. Many took on considerably more risk for less reward as spreads narrowed between the yields on junk bonds and government bonds. This spread has fallen to a little more than three percentage points from almost five percentage points in late 1995, and compared to historic measurements, it is well below its long-term average.

INVESCO Value Funds
      The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Value Funds, plus reinvested dividends and capital gain distributions, for the 10-year period ended 2/28/97 (or for Total

Return Fund, from inception through 2/28/97). The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(2)
      Composition of holdings is subject to change.

Intermediate Government Bond Fund
      For the six-month period ended 2/28/97, INVESCO Intermediate Government Bond Fund had a total return of 3.49%, compared to a total return of 4.20% for the Lehman Intermediate Government Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Volatility in the fixed-income market has continued over the last six months, which means the fund's investment strategy has been highly influenced by interest rate movements and maturity strategies. The fund primarily invests in obligations of the U.S. government and its agencies which mature in three to five years. Due to the fund's very narrow focus and our value investment methodology, the fund may overperform or underperform in short market cycles. However, we seek to minimize the loss of capital in bear markets, while fully participating in bull markets.
      Over the last six months, we have positioned the fund somewhat defensively in response to the volatile interest rate environment. The duration of the fund as of 2/28/97 was 2.74 years, reflecting our cautious approach. We continue to be heavily weighted in government bonds and have limited exposure to "plain vanilla" mortgage-backed securities.
      Looking forward, we plan to maintain this strategy, as volatility will likely continue in the fixed-income market. We also believe that there is a possibility that the Fed may further tighten credit availability as a preemptive strike against inflation; a shorter duration may help cushion the fund against a rise in interest rates.


                        Intermediate Government Bond Fund
                           Average Annual Total Return
                                 as of 2/28/97(2)

                    1 year                              3.07%
                    -----------------------------------------
                    5 years                             6.45%
                    -----------------------------------------
                    10 years                            6.93%
                    -----------------------------------------

Graph:      Intermediate Government Bond Fund Total Return

      This line graph compares the value of a $10,000 investment in INVESCO Intermediate Government Bond Fund to the value of a $10,000 investment in the Lehman Intermediate Government Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/97.

Fund Management
      Intermediate Government Bond Fund is managed by James O. Baker. Before joining INVESCO, Jim was associated with Willis Investment Counsel, Morgan Keegan, and Drexel Burnham Lambert. A Chartered Financial Analyst, he holds a BA from Mercer University. Ralph H. Jenkins, Jr., assists in managing the fund. He began his investment career in 1969 and is both a Chartered Financial Analyst and Chartered Investment Counselor. He earned his MA at the University of Alabama and a BBC from Auburn University.

Total Return Fund
      For the six-month period ended 2/28/97, INVESCO Total Return Fund had a total return of 13.93%, compared to a total return of 22.52% for the S&P 500, and 5.24% for the Lehman Government/Corporate Bond Index. The fund outperformed its peer group during the one-year period ended 2/28/97 with a total return of 15.56%, compared to the average fund return of 13.86% for the Lipper Flexible Portfolio objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks fund performance unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)
      Total Return Fund seeks to add value in three ways: asset allocation, stock selection, and bond strategy. For example, the average historical spread of returns between bonds and stocks is three percent. If the spread is out-of-line with this historical relationship, then the fund's asset mix is adjusted to reflect the current environment. A mix of 60% stocks and 40% bonds is considered a neutral position; presently, our asset mix slightly favors stocks, with an allocation between bonds and stocks of 29% and 62%, respectively.
      During the last six months, the fund made no major changes in its economic sector weightings. Currently, the equity portfolio is underweighted in capital goods and overweighted in consumer discretionary. We feel that many companies in the consumer discretionary sector are presently undervalued by investors.
      Over the winter, we made minor changes to the fixed-income portion of the portfolio. In regard to duration, we have kept the fund's fixed-income portion of the portfolio at a constant level of roughly four and half years (measured without cash and cash equivalents). This is slightly shorter than the Lehman Government/Corporate Bond Index. However, over the last six months, we continued to decrease our exposure to Treasuries and have increased our exposure to mortgage-backed securities, in response to spread differentials in these two markets.
      In the present market environment, it appears that equities continue to offer a return advantage over fixed-income securities. However, we will monitor this relationship and adjust the portfolio accordingly.

Graph:      Total Return Fund Fund Total Return

      This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/87) through 2/28/97.

                                Total Return Fund
                           Average Annual Total Return
                                 as of 2/28/97(2)

                    1 year                             15.56%
                    -----------------------------------------
                    5 years                            13.61%
                    -----------------------------------------
                    Since Inception (9/87)             13.15%
                    -----------------------------------------

Fund Management
      Total Return Fund is managed by Edward C. Mitchell, the president of INVESCO Capital Management. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969 and is a Chartered Financial Analyst. He is assisted by David S. Griffin, who began his investment career in 1982. A Chartered Financial Analyst, David holds an MBA from the College of William & Mary, and a BA from Ohio Wesleyan University.

Value Equity Fund
      For the six-month period ended 2/28/97, INVESCO Value Equity Fund had a total return of 16.64%, compared to a total return of 22.52% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Over the last six months, we have witnessed a "flight to quality" in the stock market, as large-capitalization growth stocks have dramatically outperformed the overall market. Many investors chased these market momentum stocks, which led to unusually high valuation levels relative to historical price-to-earnings ratios. As value investors with a conservative, disciplined investment style, we stayed away from these market momentum stocks and focused on high-quality companies with broad diversification, which sell at more attractive valuation levels. This approach caused fund performance to lag behind the broad market. However, our more conservative strategy may eventually benefit investors, since market momentum investors typically experience severe loss of capital in down markets.
      Our strategy did result in strong returns from the consumer non-durables and health care sectors. However, we have since reduced our exposure to the latter  area,  since  we  feel  it  is  now  fully  valued.  We  continue  to be underweighted in energy and technology stocks; this has helped the fund's performance recently as these sectors experienced volatile swings in performance.

Looking Forward
      We believe that stock selectivity will be crucial in the future, since valuation levels appear to be high compared to historical norms. Thus, we plan to rebalance the portfolio by replacing some of our high beta stocks with lower beta stocks. (Beta measures the volatility of a stock compared to the S&P 500. The higher the beta, the higher the risk associated with that stock versus the broad market.) This should give the fund a more conservative profile and help lessen its volatility during market downturns. It may also provide a boost if investors shift away from market momentum stocks and focus on value stocks.

                                Value Equity Fund
                           Average Annual Total Return
                                 as of 2/28/97(2)

                    1 year                             20.45%
                    -----------------------------------------
                    5 years                            14.52%
                    -----------------------------------------
                    10 years                           12.64%
                    -----------------------------------------

Graph:      Value Equity Fund Total Return

      This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/97.

Fund Management
      Value Equity Fund is managed by Michael C. Harhai. Mike began his investment career in 1972. Before joining INVESCO, he served as a portfolio manager with Citizens & Southern Investment Advisors and later as head of the equity/balanced group with Sovran Capital Management. He holds an MBA from the University of Central Florida and a BA from the University of South Florida. He is a Chartered Financial Analyst, as is Terrence Irrgang, who assists in managing the fund. Terry is a 13-year veteran of the investment business, and holds an MBA from Temple University, as well as a BA from Gettysburg College.

(1)The S&P 500 is an unmanaged index of common stocks considered representative of the broad U.S. equity market. The Lehman Government/Corporate Bond Index and Lehman Intermediate Government Bond Index are unmanaged indexes of securities considered to be representative of the overall domestic fixed-income and intermediate-term government bond markets, respectively.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INTRODUCING
INVESCO's netPAL for
Account Information

INVESCO now offers secure access to your account information from your own computer -- at your convenience.

      Account Balance
      Latest Transactions
      Latest Distributions

1.    To go the INVESCO Funds' web
      site at http://www.invesco.com.

2.    Select netPAL on the
      navigator bar.

3.    Click on INVESCO Account
      Information.

4.    Key in your account number
      and password.  (Your password
      is identical to the four-digit
      personal identification number
      code you use for the PAL(R)
      Personal Account Line,
      INVESCO's automated telephone
      information system.)

5.    Click on "Submit."  Your current
      account summary will then be
      displayed automatically.

INVESCO Value Trust
Ten Largest Common Stock Holdings
February 28, 1997

Description                                                                Value
--------------------------------------------------------------------------------
TOTAL RETURN Fund
Compaq Computer                                                      $19,812,500
First Chicago NBD                                                     17,550,000
Morgan Stanley Group                                                  17,539,375
Edison International                                                  17,200,000
Philip Morris                                                         16,890,625
Ford Motor                                                            16,437,500
Bristol-Myers Squibb                                                  16,312,500
Dow Chemical                                                          16,200,000
Unilever NV New York Shrs                                             16,192,500
International Business Machines                                       15,812,500

VALUE EQUITY Fund
NationsBank Corp                                                       7,266,670
Philip Morris                                                          6,756,250
Compaq Computer                                                        6,260,750
Columbia/HCA Healthcare                                                5,898,900
American Brands                                                        5,788,750
Illinois Central Series A                                              5,671,875
Ford Motor                                                             5,588,750
Federal National Mortgage Association                                  5,460,000
Kimberly-Clark Corp                                                    5,300,000
Raytheon Co                                                            5,183,750

Composition of holdings is subject to change.

INVESCO Value Trust
Statement of Investment Securities
February 28, 1997
UNAUDITED

                                                    Shares or
                                                    Principal
Description                                          Amount             Value
--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND Fund
FIXED INCOME SECURITIES 97.20%
US Government Obligations 83.07%
US Treasury Notes
   8.750%, 8/15/2000                                $2,000,000        $2,151,250
   8.500%, 2/15/2000                                 2,800,000         2,970,624
   8.500%, 11/15/2000                                2,000,000         2,140,624
   8.000%, 8/15/1999                                 5,000,000         5,207,810
   7.750%, 2/15/2001                                 4,000,000         4,196,248
   7.500%, 11/15/2001                                1,500,000         1,565,155
   7.125%, 10/15/1998                                3,000,000         3,048,750
   7.000%, 4/15/1999                                 3,000,000         3,053,439
   6.375%, 7/15/1999                                 4,000,000         4,020,000
   6.375%, 8/15/2002                                 2,500,000         2,496,875
   6.250%, 2/15/2003                                 1,000,000           991,562
   6.000%, 10/15/1999                                3,000,000         2,990,625
   5.125%, 3/31/1998                                 2,000,000         1,985,000
                                                                    ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $36,548,180)                                                 36,817,962
                                                                    ------------
US Government Agency Obligations 14.13%
Federal Home Loan Mortgage, Gold
   Participation Certificates
   8.000%, 10/1/2010                                 1,066,137         1,098,612
   6.500%, 7/1/2001                                    962,214           960,569
Federal National  Mortgage Association,
   Gtd Mortgage Pass-Through Certificates
   6.000%, 5/1/2009                                    992,294           955,817
Government National Mortgage Association I,
   Pass-Through Certificates
   7.500%, 3/15/2026                                 1,240,977         1,239,612
   7.000%, 10/15/2008                                  625,378           627,161
   6.500%, 10/15/2008                                  691,404           680,694
   6.000%, 11/15/2008                                  724,406           699,812
                                                                    ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $6,331,206)                                                   6,262,277
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $42,879,386)                                                 43,080,239
                                                                    ------------

SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 2.80%
Repurchase Agreement with State Street
   Bank & Trust Co dated 2/28/1997
   due 3/3/1997 at 5.280%, repurchased
   at $1,243,547 (Collateralized by
   US Treasury Notes due 6/30/1999
   at 6.750%, value $1,284,833)
   (Cost $1,243,000)                                 1,243,000         1,243,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $44,122,386)
   (Cost for Income
   Tax Purposes
   $44,205,784)                                                       44,323,239
                                                                    ============


TOTAL RETURN Fund
COMMON STOCKS 62.43%
AEROSPACE & DEFENSE 2.50%
Boeing Co                                              100,000        10,175,000
Lockheed Martin                                        150,000        13,275,000
Raytheon Co                                            250,000        11,781,250
                                                                    ------------
                                                                      35,231,250
                                                                    ------------
AUTO PARTS 1.62%
Genuine Parts                                          300,000        14,025,000
Snap-On Inc                                            225,000         8,746,875
                                                                    ------------
                                                                      22,771,875
                                                                    ------------
AUTOMOBILES 1.17%
Ford Motor                                             500,000        16,437,500
                                                                    ------------
BANKS 4.70%
First Chicago NBD                                      300,000        17,550,000
First of America Bank                                  225,000        14,090,625
First Union                                            150,000        13,162,500
NationsBank Corp                                       100,000        11,975,000
Wachovia Corp                                          154,000         9,374,750
                                                                    ------------
                                                                      66,152,875
                                                                    ------------
BEVERAGES 0.65%
Anheuser-Busch Cos                                     205,400         9,140,300
                                                                    ------------
BUILDING MATERIALS 0.60%
Sherwin-Williams Co                                    150,000         8,418,750
                                                                    ------------

CHEMICALS 1.97%
Dow Chemical                                           200,000        16,200,000
Great Lakes Chemical                                   250,000        11,593,750
                                                                    ------------
                                                                      27,793,750
                                                                    ------------
COMPUTER RELATED 4.15%
Compaq Computer*                                       250,000        19,812,500
Computer Associates International                      204,750         8,906,625
Hewlett-Packard Co                                     250,000        14,000,000
International Business Machines                        110,000        15,812,500
                                                                    ------------
                                                                      58,531,625
                                                                    ------------
CONGLOMERATES 0.42%
Textron Inc                                             60,000         5,917,500
                                                                    ------------
DISTRIBUTION 1.10%
Supervalu Inc                                          500,000        15,500,000
                                                                    ------------
ELECTRIC UTILITIES 2.80%
Edison International                                   800,000        17,200,000
Energy Group PLC Sponsored ADR*                        100,000         3,400,000
Texas Utilities                                        190,000         7,671,250
Unicom Corp                                            500,000        11,125,000
                                                                    ------------
                                                                      39,396,250
                                                                    ------------
ELECTRICAL EQUIPMENT 1.10%
General Electric                                       150,000        15,431,250
                                                                    ------------
FOODS 2.79%
Archer-Daniels-Midland Co                              577,500        10,683,750
Heinz (H J) Co                                         300,000        12,487,500
Unilever NV New York Shrs                               85,000        16,192,500
                                                                    ------------
                                                                      39,363,750
                                                                    ------------
GOLD & PRECIOUS METALS MINING 0.86%
Phelps Dodge                                           170,000        12,155,000
                                                                    ------------
HEALTH CARE DRUGS - PHARMACEUTICALS 5.76%
Abbott Laboratories                                    160,000         9,000,000
American Home Products                                 200,000        12,800,000
Bristol-Myers Squibb                                   125,000        16,312,500
Lilly (Eli) & Co                                       150,000        13,106,250
Merck & Co                                             100,000         9,200,000
Rite Aid                                               175,000         7,371,875
Schering-Plough Corp                                   175,000        13,409,375
                                                                    ------------
                                                                      81,200,000
                                                                    ------------

HEALTH CARE RELATED 0.67%
Columbia/HCA Healthcare                                225,000         9,450,000
                                                                    ------------
HOUSEHOLD FURNITURE & APPLIANCES 0.99%
Whirlpool Corp                                         275,000        13,887,500
                                                                    ------------
HOUSEHOLD PRODUCTS 0.75%
Kimberly-Clark Corp                                    100,000        10,600,000
                                                                    ------------
INSURANCE 2.82%
American General                                       260,000        11,277,500
Ohio Casualty                                          350,000        13,868,750
SAFECO Corp                                            350,000        14,612,500
                                                                    ------------
                                                                      39,758,750
                                                                    ------------
INSURANCE BROKERS 0.91%
Marsh & McLennan                                       110,000        12,870,000
                                                                    ------------
INVESTMENT BANK/BROKER FIRM 1.23%
Morgan Stanley Group                                   275,000        17,359,375
                                                                    ------------
MANUFACTURING 1.79%
Minnesota Mining & Manufacturing                       130,000        11,960,000
National Service Industries                            350,000        13,300,000
                                                                    ------------
                                                                      25,260,000
                                                                    ------------
OFFICE EQUIPMENT & SUPPLIES 1.11%
Xerox Corp                                             250,000        15,625,000
                                                                    ------------
OIL & GAS RELATED 3.13%
Amoco Corp                                             150,000        12,675,000
Norsk Hydro A/S Sponsored ADR                          100,000         5,000,000
Repsol SA Sponsored ADR                                400,000        15,200,000
Royal Dutch Petroleum 5 Gldr Shrs                       65,000        11,245,000
                                                                    ------------
                                                                      44,120,000
                                                                    ------------
PAPER & FOREST PRODUCTS 0.81%
Hanson PLC Sponsored ADR                               100,000         2,225,000
Westvaco Corp                                          310,000         9,145,000
                                                                    ------------
                                                                      11,370,000
                                                                    ------------
POLLUTION CONTROL 0.89%
Browning-Ferris Industries                             400,000        12,550,000
                                                                    ------------
PUBLISHING 1.66%
Dun & Bradstreet                                       500,000        12,250,000
Gannett Co                                             140,000        11,165,000
                                                                    ------------
                                                                      23,415,000
                                                                    ------------

RAILROADS 0.98%
Illinois Central Series A                              400,000        13,750,000
                                                                    ------------
RESTAURANTS 0.32%
McDonald's Corp                                        103,200         4,463,400
                                                                    ------------
RETAIL 3.74%
CVS Corp                                               200,000         9,250,000
Dillard Department Store Class A                       450,000        13,556,250
K mart Corp*                                           500,000         6,250,000
Penney (J C) Co                                        275,000        13,543,750
Tandy Corp                                             200,000        10,075,000
                                                                    ------------
                                                                      52,675,000
                                                                    ------------
SPECIALTY PRINTING 1.01%
Deluxe Corp                                            450,000        14,231,250
                                                                    ------------
TELEPHONE 3.00%
NYNEX Corp                                             250,000        12,875,000
Telefonica de Espana SA Sponsored ADR                  200,000        13,775,000
Telefonos de Mexico SA de CV Sponsored
   ADR Representing Ord Series L Shrs                  400,000        15,550,000
                                                                    ------------
                                                                      42,200,000
                                                                    ------------
TEXTILE - APPAREL MANUFACTURING 1.36%
Liz Claiborne                                          200,000         8,100,000
VF Corp                                                160,000        11,120,000
                                                                    ------------
                                                                      19,220,000
                                                                    ------------
TEXTILE - HOME FURNISHINGS 0.37%
Shaw Industries                                        400,000         5,200,000
                                                                    ------------
TOBACCO 2.13%
American Brands                                        250,000        13,156,250
Philip Morris                                          125,000        16,890,625
                                                                    ------------
                                                                      30,046,875
                                                                    ------------
TRUCKERS 0.57%
Caliber System                                         350,000         7,962,500
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $622,554,422)                                               879,456,325
                                                                    ------------
FIXED INCOME SECURITIES 29.29%
US Government Obligations 20.86%
US Treasury Bonds
   11.250%, 2/15/2015                               12,450,000        18,075,844
   9.375%, 2/15/2006                                17,450,000        20,749,132

   9.250%, 2/15/2016                                20,000,000        24,937,500
   8.750%, 8/15/2000                                25,000,000        26,890,625
   8.250%, 7/15/1998                                20,000,000        20,606,240
   8.125%, 8/15/2019                                10,000,000        11,337,500
   8.000%, 5/15/2001                                19,100,000        20,251,959
   7.875%, 11/15/1999                               17,100,000        17,805,375
   6.500%, 8/15/2005                                28,000,000        27,912,500
   6.375%, 1/15/2000                                15,000,000        15,084,375
   6.375%, 8/15/2002                                22,150,000        22,122,313
US Treasury Notes
   6.375%, 7/15/1999                                25,000,000        25,125,000
   5.750%, 8/15/2003                                17,000,000        16,367,804
   5.500%, 2/28/1999                                10,000,000         9,890,620
US Treasury Security Stripped Interest
   Payment, Generic Tint Payment,
   Zero Coupon 8/15/2003                            25,250,000        16,707,673
                                                                    ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $292,913,663)                                               293,864,460
                                                                    ------------
US Government Agency Obligations 5.27%
Federal Home Loan Mortgage Gold,
   Participation Certificates
   8.000%, 10/1/2010                                 4,975,307         5,126,855
   8.000%, 5/1/2024                                  7,228,258         7,407,664
   7.500%, 12/1/2026                                10,099,999        10,114,947
   6.500%, 6/1/2001                                  6,735,498         6,723,980
Federal National Mortgage Association,
   Gtd Mortgage Pass-Through Certificates
   8.500%, 3/1/2010                                  7,554,940         7,857,062
   7.500%, 8/1/2007                                  1,718,738         1,745,155
   6.500%, 5/1/2026                                  7,832,069         7,452,840
   6.000%, 5/1/2009                                  9,940,584         9,575,168
Government National Mortgage Association I,
   Pass-Through Certificates
   7.500%, 3/15/2026                                 5,791,227         5,784,856
   7.000%, 10/15/2008                                1,034,553         1,037,502
   7.000%, 12/15/2022                                  230,321           225,937
   7.000%, 12/15/2025                                9,386,420         9,157,579
   6.500%, 10/15/2008                                1,037,106         1,021,041
   6.000%, 11/15/2008                                1,086,608         1,049,718
                                                                    ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $74,381,998)                                                 74,280,304
                                                                    ------------
Corporate Bonds 3.16%
AEROSPACE & DEFENSE 0.10%
Rockwell International, Notes
   6.625%, 6/1/2005                                  1,500,000         1,466,887
                                                                    ------------
AUTOMOBILES 0.06%
Ford Motor, Notes
   7.500%, 11/15/1999                                  750,000           766,475
                                                                    ------------

BANKS 0.86%
ABN Amro Bank NV Global Sub Notes
   6.625%, 10/31/2001                                5,000,000         4,965,550
BankAmerica Corp, Sub Notes
   6.875%, 6/1/2003                                  4,000,000         3,988,664
National City, Sub Notes
   7.200%, 5/15/2005                                 2,000,000         2,012,326
NationsBank Corp, Sr Notes
   5.375%, 4/15/2000                                 1,250,000         1,207,874
                                                                    ------------
                                                                      12,174,414
                                                                    ------------
BEVERAGES 0.11%
PepsiCo Inc, Notes
   7.750%, 10/1/1998                                 1,500,000         1,534,267
                                                                    ------------
CONSUMER FINANCE 0.06%
Beneficial Corp, Medium-Term Notes,
   5.350%, 10/8/1998                                   800,000           788,789
                                                                    ------------
ELECTRIC UTILITIES 0.13%
Duke Power, 1st & Ref Mortgage
   7.500%, 4/1/1999                                  1,000,000         1,020,408
Union Electric, 1st Mortgage
   6.750%, 10/15/1999                                  750,000           754,765
                                                                    ------------
                                                                       1,775,173
                                                                    ------------
FINANCIAL 0.63%
Associates Corp of North America Notes,
   6.375%, 10/15/2002                                5,000,000         4,905,050
Commercial Credit, Notes
   6.375%, 9/15/2002                                 4,000,000         3,904,600
                                                                    ------------
                                                                       8,809,650
                                                                    ------------
FOODS 0.21%
CPC International Medium-Term
   Notes, Series D
   6.875%, 10/15/2003                                3,000,000         3,004,929
                                                                    ------------
HEALTH CARE DRUGS - PHARMACEUTICALS 0.29%
American Home Products, Notes
   7.700%, 2/15/2000                                 4,000,000         4,128,080
                                                                    ------------
PUBLISHING 0.24%
Gannett Co, Notes
   5.850%, 5/1/2000                                  3,500,000         3,430,249
                                                                    ------------

RETAIL 0.33%
May Department Stores, Notes
   6.875%, 11/1/2005                                 4,000,000         3,954,840
Wal-Mart Stores, Notes
   5.500%, 3/1/1998                                    750,000           746,408
                                                                    ------------
                                                                       4,701,248
                                                                    ------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.14%
BellSouth Telecommunications Notes,
   6.500%, 6/15/2005                                 2,000,000         1,952,252
                                                                    ------------
   TOTAL CORPORATE BONDS
   (Cost $44,763,115)                                                 44,532,413
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $412,058,776)                                               412,677,177
                                                                    ------------
SHORT-TERM INVESTMENTS 8.28%
US Government Obligations 2.64%
US Treasury Bonds
   7.875%, 1/15/1998                                16,750,000        17,048,368
US Treasury Notes
   6.000%, 11/30/1997                               20,000,000        20,056,240
                                                                    ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $ 37,051,883)                                                37,104,608
                                                                    ------------
Commercial Paper 4.92%
ELECTRICAL EQUIPMENT 1.42%
Emerson Electric
   5.230%, 3/21/1997                                20,000,000        19,979,605
                                                                    ------------
FINANCIAL 1.53%
Greenwich Funding
   5.330%, 3/10/1997                                21,540,000        21,517,663
                                                                    ------------
HOUSEHOLD PRODUCTS 1.41%
Kimberly-Clark Corp
   5.250%, 3/21/1997                                20,000,000        19,947,354
                                                                    ------------
OIL & GAS RELATED 0.56%
Cortez Capital,
   5.280%, 3/17/1997                                 7,870,000         7,853,795
                                                                    ------------
   TOTAL COMMERCIAL PAPER
   (Cost $69,298,417)                                                 69,298,417
                                                                    ------------

Repurchase Agreements 0.72%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 2/28/1997 due 3/3/1997
   at 5.280%, repurchased at
   $10,193,483 (Collateralized
   by US Treasury Notes due
   6/30/1999 at 6.750%,
   value $10,394,567)
   (Cost $10,189,000)                               10,189,000        10,189,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
   (Amortized Cost $116,539,300)                                     116,592,025
                                                                    ------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $1,151,152,498)
   (Cost for Income Tax Purposes
   $1,151,165,823)                                                 1,408,725,527
                                                                    ============

VALUE EQUITY Fund
COMMON STOCKS 95.17%
AEROSPACE & DEFENSE 2.75%
Lockheed Martin                                         35,860         3,173,610
Raytheon Co                                            110,000         5,183,750
                                                                    ------------
                                                                       8,357,360
                                                                    ------------
AUTO PARTS 2.28%
Cooper Tire & Rubber                                   125,000         2,484,375
Genuine Parts                                           95,000         4,441,250
                                                                    ------------
                                                                       6,925,625
                                                                    ------------
AUTOMOBILES 1.84%
Ford Motor                                             170,000         5,588,750
                                                                    ------------
BANKS 7.04%
Banc One                                                80,000         3,530,000
First Chicago NBD                                       80,000         4,680,000
First Union                                             30,000         2,632,500
NationsBank Corp                                        60,682         7,266,670
Wachovia Corp                                           53,700         3,268,987
                                                                    ------------
                                                                      21,378,157
                                                                    ------------
BEVERAGES 1.62%
PepsiCo Inc                                            150,000         4,931,250
                                                                    ------------
BUILDING MATERIALS 1.39%
Sherwin-Williams Co                                     75,000         4,209,375
                                                                    ------------

CHEMICALS 2.73%
Dow Chemical                                            45,000         3,645,000
Great Lakes Chemical                                   100,000         4,637,500
                                                                    ------------
                                                                       8,282,500
                                                                    ------------
COMPUTER RELATED 6.61%
Compaq Computer*                                        79,000         6,260,750
Computer Associates International                      107,750         4,687,125
Hewlett-Packard Co                                      86,000         4,816,000
International Business Machines                         30,000         4,312,500
                                                                    ------------
                                                                      20,076,375
                                                                    ------------
CONGLOMERATES 1.37%
Textron Inc                                             42,000         4,142,250
                                                                    ------------
DISTRIBUTION 1.02%
Supervalu Inc                                          100,000         3,100,000
                                                                    ------------
ELECTRIC UTILITIES 2.65%
DTE Energy                                              70,000         2,117,500
Southern Co                                            135,000         2,936,250
Unicom Corp                                            135,000         3,003,750
                                                                    ------------
                                                                       8,057,500
                                                                    ------------
ELECTRICAL EQUIPMENT 2.49%
Emerson Electric                                        32,700         3,237,300
General Electric                                        42,100         4,331,037
                                                                    ------------
                                                                       7,568,337
                                                                    ------------
FINANCIAL 1.80%
Federal National Mortgage Association                  136,500         5,460,000
                                                                    ------------
FOODS 2.07%
General Mills                                           50,000         3,262,500
Heinz (H J) Co                                          72,500         3,017,812
                                                                    ------------
                                                                       6,280,312
                                                                    ------------
GOLD & PRECIOUS METALS MINING 0.73%
Phelps Dodge                                            31,000         2,216,500
                                                                    ------------
HEALTH CARE DRUGS - PHARMACEUTICALS 9.68%
Abbott Laboratories                                     47,000         2,643,750
American Home Products                                  52,000         3,328,000
Astra AB Sponsored ADR Representing
   Series A Shrs                                        65,000         3,128,125
Bristol-Myers Squibb                                    30,000         3,915,000
Lilly (Eli) & Co                                        25,000         2,184,375

Merck & Co                                              37,000         3,404,000
Rite Aid                                               100,000         4,212,500
Schering-Plough Corp                                    42,000         3,218,250
Warner-Lambert Co                                       40,000         3,360,000
                                                                    ------------
                                                                      29,394,000
                                                                    ------------
HEALTH CARE RELATED 2.74%
Biomet Inc                                             157,600         2,403,400
Columbia/HCA Healthcare                                140,450         5,898,900
                                                                    ------------
                                                                       8,302,300
                                                                    ------------
HOUSEHOLD FURNITURE & APPLIANCES 1.09%
Maytag Corp                                            150,000         3,300,000
                                                                    ------------
HOUSEHOLD PRODUCTS 1.75%
Kimberly-Clark Corp                                     50,000         5,300,000
                                                                    ------------

INSURANCE 7.64%
American General                                       100,000         4,337,500
American International Group                            28,500         3,448,500
General Re                                              23,000         3,901,375
Jefferson-Pilot Corp                                    57,575         3,396,925
SAFECO Corp                                            110,000         4,592,500
Torchmark Corp                                          60,000         3,532,500
                                                                    ------------
                                                                      23,209,300
                                                                    ------------
INSURANCE BROKERS 1.16%
Marsh & McLennan                                        30,000         3,510,000
                                                                    ------------
INVESTMENT BANK/BROKER FIRM 0.75%
Salomon Inc                                             41,000         2,280,625
                                                                    ------------
MACHINERY 1.64%
Dover Corp                                             100,000         4,962,500
                                                                    ------------
MANUFACTURING 1.45%
York International                                     100,000         4,412,500
                                                                    ------------
OFFICE EQUIPMENT & SUPPLIES 3.11%
Pitney-Bowes Inc                                        71,700         4,454,363
Xerox Corp                                              80,000         5,000,000
                                                                    ------------
                                                                       9,454,363
                                                                    ------------

OIL & GAS RELATED 4.96%
Amoco Corp                                              55,000         4,647,500
Exxon Corp                                              35,275         3,523,091
Repsol SA Sponsored ADR                                 80,400         3,055,200
Royal Dutch Petroleum New York
   Registry 5 Gldr Shrs                                 22,076         3,819,148
                                                                    ------------
                                                                      15,044,939
                                                                    ------------
PAPER & FOREST PRODUCTS 0.97%
Westvaco Corp                                          100,050         2,951,475
                                                                    ------------
POLLUTION CONTROL 1.04%
WMX Technologies                                       100,000         3,162,500
                                                                    ------------
PUBLISHING 1.57%
Dun & Bradstreet                                       195,000         4,777,500
                                                                    ------------
RAILROADS 1.87%
Illinois Central Series A                              165,000         5,671,875
                                                                    ------------
RESTAURANTS 1.25%
McDonald's Corp                                         88,000         3,806,000
                                                                    ------------
RETAIL 4.19%
Dillard Department Store Class A                       100,000         3,012,500
Giant Food Class A                                      94,000         3,066,750
Penney (J C) Co                                         68,000         3,349,000
Wal-Mart Stores                                        125,000         3,296,875
                                                                    ------------
                                                                      12,725,125
                                                                    ------------
TELEPHONE 0.96%
Southern New England Telecommunications                 80,000         2,900,000
                                                                    ------------
TEXTILE - APPAREL MANUFACTURING 2.93%
Russell Corp                                           135,000         5,079,375
Unifi Inc                                              120,000         3,825,000
                                                                    ------------
                                                                       8,904,375
                                                                    ------------
TEXTILE - HOME FURNISHINGS 0.75%
Shaw Industries                                        175,000         2,275,000
                                                                    ------------
TOBACCO 4.13%
American Brands                                        110,000         5,788,750
Philip Morris                                           50,000         6,756,250
                                                                    ------------
                                                                      12,545,000
                                                                    ------------
TOYS 1.15%
Mattel Inc                                             140,000         3,482,500
                                                                    ------------

TOTAL COMMON STOCKS
   (Cost $216,519,044)                                               288,946,168
                                                                    ------------
SHORT-TERM INVESTMENTS 4.83%
Commercial Paper 4.78%
FINANCIAL 4.78%
Greenwich Funding 5.330%, 3/7/1997
   (Cost $14,509,397)                               14,518,000        14,509,397
                                                                    ------------
Repurchase Agreements 0.05%
Repurchase Agreement with State Street
   Bank & Trust Co dated 2/28/1997
   due 3/3/1997 at 5.280%, repurchased
   at $167,073 (Collateralized by US
   Treasury Notes due 6/30/1999 at
   6.750%, value $176,146) (Cost $167,000)             167,000           167,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
   (Amortized Cost $14,676,397)                                       14,676,397
                                                                    ------------
TOTAL INVESTMENT SECURITIES
    AT VALUE 100.00%
    (Cost $231,195,441)
    (Cost for Income Tax
    Purposes $231,969,229)                                           303,622,565
                                                                  ==============

*  Security is non-income producing.

See Notes to Financial Statements

INVESCO Value Trust
Statement of Assets and Liabilities
February 28, 1997
UNAUDITED

                                       Intermediate
                                         Government         Total Return         Value Equity
                                          Bond Fund                 Fund                 Fund
                                      -------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                             $44,122,386       $1,151,152,498         $231,195,441
                                      =======================================================
   At Value~                            $44,323,239       $1,408,725,527         $303,622,565
Cash                                            516                    0            2,454,026
Receivables:
   Investment Securities Sold               192,344                    0            1,669,968
   Fund Shares Sold                          42,012            5,264,396              999,140
   Dividends and Interest                   298,029            5,803,013              624,155
Prepaid Expenses and
   Other Assets                              98,647              166,390               47,940
                                      -------------------------------------------------------
TOTAL ASSETS                            $44,954,787       $1,419,959,326         $309,417,794
                                      -------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                      0              165,664                    0
   Distributions to
   Shareholders                              11,367              177,805                    0
   Investment Securities
   Purchased                                      0            5,113,577            4,547,664
   Fund Shares Repurchased                   10,243            1,336,377              448,439
Accrued Expenses and
   Other Payables                             8,324              967,902               12,608
                                      -------------------------------------------------------
TOTAL LIABILITIES                            29,934            7,761,325            5,008,711
                                      -------------------------------------------------------
Net Assets at Value                     $44,924,853       $1,412,198,001         $304,409,083
                                      =======================================================
NET ASSETS
Paid-in Capital                         $45,326,899       $1,150,444,748         $225,567,859
Accumulated Distributions
   in Excess of Net
   Investment Income
   (See Note 1)                           (195,497)          (1,918,737)             (57,638)






Accumulated Undistributed
   Net Realized Gain (Loss)
   on Investment Securities
   and Foreign Currency
   Transactions                           (407,402)            6,098,961            6,471,738
Net Appreciation of
   Investment Securities and
   Foreign Currency
   Transactions                             200,853          257,573,029           72,427,124
                                      -------------------------------------------------------
Net Assets at Value                     $44,924,853       $1,412,198,001         $304,409,083
                                      =======================================================
Shares Outstanding*                       3,622,231           55,843,649           12,105,447
Net Asset Value, Offering
   and Redemption Price
   per Share                                 $12.40               $25.29               $25.15
                                      =======================================================

~ Investment securities at cost and value at February 28, 1997 include repurchase agreements of $1,243,000, $10,189,000 and $167,000 for Intermediate Government Bond, Total Return and Value Equity Funds, respectively.

* The Trust has one class of shares, which may be divided into different series, each representing an interest in a separate Fund. At February 28, 1997, there was an unlimited number of authorized Fund shares.

See Notes to Financial Statements

INVESCO Value Trust
Statement of Operations
Six Months Ended February 28, 1997
UNAUDITED

                                       Intermediate
                                         Government         Total Return         Value Equity
                                          Bond Fund                 Fund                 Fund
                                       ------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                              $          0        $   9,770,039        $   2,740,880
Interest                                  1,413,955           13,805,898              384,586
   Foreign Taxes Withheld                         0            (132,534)             (24,309)
                                       ------------------------------------------------------
   TOTAL INCOME                           1,413,955           23,443,403            3,101,157
                                       ------------------------------------------------------
EXPENSES
Investment Advisory Fees                    134,154            4,041,352              937,275
Transfer Agent Fees                         125,484            1,049,254              243,562
Administrative Fees                           8,414               96,261               23,805
Custodian Fees and Expenses                   6,562               88,779               26,659
Professional Fees and Expenses                7,225               28,841               12,087
Registration Fees and Expenses               13,966               80,230               26,692
Reports to Shareholders                       3,966               28,248               12,403
Trustees' Fees and Expenses                   4,636               28,942                8,773
Other Expenses                                2,009               18,823                3,852
                                       ------------------------------------------------------
   TOTAL EXPENSES                           306,416            5,460,730            1,295,108
   Fees and Expenses Absorbed
   by Investment Adviser                   (78,403)                    0                    0
   Fees and Expenses Paid
   Indirectly                               (3,623)             (45,323)             (19,820)
                                       ------------------------------------------------------
   NET EXPENSES                             224,390            5,415,407            1,275,288
                                       ------------------------------------------------------
NET INVESTMENT INCOME                     1,189,565           18,027,996            1,825,869
                                       ------------------------------------------------------
REALIZED AND UNREALIZED
   GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on
   Investment Securities
   and Foreign Currency
   Transactions                              96,028            6,861,420            8,054,587






Change in Net Appreciation
   of Investment Securities
   and Foreign Currency
   Transactions                             437,717          132,357,923           27,463,931
                                       ------------------------------------------------------
NET GAIN ON INVESTMENT
   SECURITIES                               533,745          139,219,343           35,518,518
                                       ------------------------------------------------------
Net Increase in Net Assets
   from Operations                     $  1,723,310        $ 157,247,339        $  37,344,387
                                       ======================================================

See Notes to Financial Statements

INVESCO Value Trust
Statement of Changes in Net Assets

                                                      Intermediate Government
                                                             Bond Fund                             Total Return Fund
                                                  Six Months              Year             Six Months               Year
                                                    Ended                 Ended               Ended                 Ended
                                                 February 28            August 31          February 28            August 31
                                               ----------------------------------        ----------------------------------
                                                     1997                 1996                 1997                 1996
                                                  UNAUDITED                                 UNAUDITED

OPERATIONS
Net Investment Income                          $   1,189,565         $  2,274,936        $  18,027,996        $  29,217,334
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                  96,028              416,138            6,861,420            6,273,916
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                             437,717          (1,505,858)          132,357,923           48,298,544
                                               ----------------------------------        ----------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 1,723,310            1,185,216          157,247,339           83,789,794
                                               ----------------------------------        ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (1,385,062)          (2,261,908)         (19,958,076)         (29,200,386)
Net Realized Gain on Investment
   Securities                                              0                    0          (4,314,900)          (4,352,151)
                                               ----------------------------------        ----------------------------------
TOTAL DISTRIBUTIONS                              (1,385,062)          (2,261,908)         (24,272,976)         (33,552,537)
                                               ----------------------------------        ----------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     17,024,415           28,705,527          456,705,812          609,919,491
Reinvestment of Distributions                      1,097,867            2,132,961           21,992,604           32,908,763
                                               ----------------------------------        ----------------------------------
                                                  18,122,282           30,838,488          478,698,416          642,828,254
Amounts Paid for Repurchases of Shares          (13,484,181)         (27,152,636)        (231,625,936)        (224,382,843)
                                               ----------------------------------        ----------------------------------

NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                    4,638,101            3,685,852          247,072,480          418,445,411
                                               ----------------------------------        ----------------------------------
Total Increase in Net Assets                       4,976,349            2,609,160          380,046,843          468,682,668
NET ASSETS
Beginning of Period                               39,948,504           37,339,344        1,032,151,158          563,468,490
                                               ----------------------------------        ----------------------------------
End of Period                                     44,924,853           39,948,504        1,412,198,001        1,032,151,158
                                               ==================================        ==================================
Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income Included
   in Net Assets at End of Period
   (See Note 1)                                    (195,497)                    0          (1,918,737)               11,343





FUND SHARE TRANSACTIONS
Shares Sold                                        1,346,595            2,283,726           18,746,650           27,294,383
Shares Issued from Reinvestment
   of Distributions                                   89,225              169,140              889,723            1,459,274
                                               ----------------------------------        ----------------------------------
                                                   1,435,820            2,452,866           19,636,373           28,753,657
Shares Repurchased                               (1,060,447)          (2,159,851)          (9,467,431)          (9,971,539)
                                               ----------------------------------        ----------------------------------
Net Increase in Fund Shares                          375,373              293,015           10,168,942           18,782,118
                                               ==================================        ==================================

See Notes to Financial Statements

INVESCO Value Trust
Statement of Changes in Net Assets (Continued)

                                                                     Value Equity Fund
                                                        -------------------------------------
                                                           Six Months                 Year
                                                             Ended                    Ended
                                                          February 28               August 31
                                                        -------------------------------------
                                                              1997                    1996
                                                            UNAUDITED

OPERATIONS
Net Investment Income                                   $   1,825,869           $   3,014,041
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions                            8,054,587               4,119,794
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                           27,463,931              20,794,083
                                                        -------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         37,344,387              27,927,918
                                                        -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                     (1,926,168)             (2,995,302)
Net Realized Gain on
   Investment Securities                                  (5,507,948)             (3,086,946)
                                                        -------------------------------------
TOTAL DISTRIBUTIONS                                       (7,434,116)             (6,082,248)
                                                        -------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             227,292,699             214,313,579
Reinvestment of Distributions                               7,254,609               5,906,003
                                                        -------------------------------------
                                                          234,547,308             220,219,582
Amounts Paid for Repurchases
   of Shares                                            (160,094,154)           (195,190,483)
                                                        -------------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            74,453,154              25,029,099
                                                        -------------------------------------
Total Increase in Net Assets                              104,363,425              46,874,769
NET ASSETS
Beginning of Period                                       200,045,658             153,170,889
                                                        -------------------------------------
End of Period                                           $ 304,409,083           $ 200,045,658
                                                        =====================================





Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income (Loss)
   Included in Net Assets at
   End of Period                                             (57,638)                  42,661
FUND SHARE TRANSACTIONS
Shares Sold                                                 9,371,546               9,902,174
Shares Issued from Reinvestment
   of Distributions                                           303,137                 277,102
                                                        -------------------------------------
                                                            9,674,683              10,179,276
Shares Repurchased                                        (6,563,768)             (9,026,840)
                                                        -------------------------------------
Net Increase in Fund Shares                                 3,110,915               1,152,436
                                                        =====================================

See Notes to Financial Statements

INVESCO Value Trust
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Value Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts and presently consists of three separate Funds: Intermediate Government Bond Fund, Total Return Fund and Value Equity Fund. The investment objectives of the Funds are to achieve a high total return on investments through capital appreciation and current income. The Trust is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trust's trustees.
          Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Trust's trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
          Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
          If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Trust's trustees.
          Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
          Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Trust are fully collateralized by U.S. Government securities and such collateral is in the possession of the Trust's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         The Trust may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Trust to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
         The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
         Effective September 1, 1996, the Trust began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to September 1, 1996, the Trust accrued coupon interest income and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease accumulated distributions in excess of undistributed net investment income by $195,497 and $1,917,260 for Intermediate Government Bond and Total Return Funds, respectively. Such accounting change had no effect on net asset value per share.
D. FEDERAL AND STATE TAXES - The Trust has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1996, Intermediate Government Bond Fund had $411,995 and $16,031 in net capital loss carryovers which expire in the years 2003 and 2004, respectively.
         To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders..
         Dividends   paid  by  the  Trust   from  net   investment   income  and
      distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - For Total Return and Value Equity Funds, dividends and distributions to shareholders are recorded on the ex dividend/distribution date. All of Intermediate Government Bond Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of dividends is effected at the month-end net asset value. The Trust distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS - The Trust enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange
      rates pending the settlement of transactions in foreign securities.   A
      forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
G. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
          Under an agreement between each Fund and the Trust's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
          For the six months ended February 28, 1997, Fees and Expenses Paid Indirectly consisted of the following:

                                           Custodian Fees             Transfer
Fund                                        and Expenses             Agent Fees
--------------------------------------------------------------------------------
Intermediate Government Bond Fund            $ 3,623                  $    0
Total Return Fund                             44,267                   1,056
Value Equity Fund                             19,810                      10

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Trust's investment adviser. As compensation for its services to the Trust, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                              AVERAGE NET ASSETS
                             ---------------------------------------------------
                                $0 to            $500 Million             Over
                                 $500                to $1                 $1
Fund                           Million              Billion              Billion
--------------------------------------------------------------------------------
Intermediate Government
   Bond Fund                     0.60%                0.50%                0.40%
Total Return Fund                0.75%                0.65%                0.50%
Value Equity Fund                0.75%                0.65%                0.50%

      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of the Trust are made by ICM. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee at an annual rate of $20.00 for Total Return and Value Equity Funds, and $26.00 for Intermediate Government Bond Fund per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
      IFG has voluntarily agreed, in some instances to absorb certain fees and expenses incurred by Intermediate Government Bond.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                        Purchases              Sales
---------------------------------------------------------------------------
Total Return Fund                         $159,820,014         $ 32,936,575
Value Equity Fund                          117,916,197           53,362,433

The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                       Purchases              Sales
---------------------------------------------------------------------------
Intermediate Government Bond Fund         $16,601,834          $12,157,479
Total Return Fund                          81,721,614           10,122,156

NOTE 4 - APPRECIATION AND DEPRECIATION. At February 28, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                             Gross                 Gross                 Net
Fund                      Appreciation         Depreciation         Appreciation
--------------------------------------------------------------------------------
Intermediate Government
      Bond Fund           $    294,450          $   176,995         $    117,455
Total Return Fund          271,052,617           13,492,913          257,559,704
Value Equity Fund           74,091,531            2,438,195           71,653,336

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Trust's officers and trustees are also officers and directors of IFG or ICM.
      The Trust has adopted an unfunded deferred compensation plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
      Pension expenses for the six months ended February 28, 1997, included in Trustees' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                    Unfunded
                            Pension           Accrued                Pension
Fund                        Expenses       Pension Costs            Liability
--------------------------------------------------------------------------------
Intermediate Government
      Bond Fund             $   359          $  1,477               $  2,944
Total Return Fund             7,229            21,712                 41,482
Value Equity Fund             1,626             6,172                 12,154

NOTE 6 - LINE OF CREDIT. The Trust has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maxium of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At February 28, 1997, there were no such borrowings.

Other Information
UNAUDITED

On January 31, 1997, a special meeting of the shareholders of the Trust was held at which the eleven trustees identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") (Proposal 2) and a new sub-advisory agreement between IFG and INVESCO Trust Company (Proposal 3) were ratified. The following is a report of the votes cast:

                                                         Withheld/
Nominee/Proposal                For        Against        Abstain          Total
--------------------------------------------------------------------------------
Intermediate Government
   Bond Fund
Charles W. Brady          2,477,451              0         27,067      2,504,518
Dan J. Hesser             2,477,940              0         26,578      2,504,518
Fred A. Deering           2,477,478              0         27,040      2,504,518
Victor L. Andrews         2,477,940              0         26,578      2,504,518
Bob R. Baker              2,475,969              0         28,549      2,504,518
Lawrence H. Budner        2,477,940              0         26,578      2,504,518
Daniel D. Chabris         2,475,079              0         29,439      2,504,518
A.D. Frazier, Jr.         2,477,940              0         26,578      2,504,518
Hubert L. Harris, Jr.     2,478,010              0         26,508      2,504,518
Kenneth T. King           2,475,079              0         29,439      2,504,518
John W. McIntyre          2,477,940              0         26,578      2,504,518

Proposal 1                2,470,212          5,636         28,669      2,504,517
Proposal 2                2,440,204         13,004         51,310      2,504,518
Proposal 3                2,443,658         11,079         49,781      2,504,518

Total Return Fund
Charles W. Brady         30,764,351              0        570,613     31,334,964
Dan J. Hesser            30,765,474              0        569,490     31,334,964
Fred A. Deering          30,778,958              0        556,006     31,334,964
Victor L. Andrews        30,782,064              0        552,900     31,334,964
Bob R. Baker             30,783,089              0        551,875     31,334,964
Lawrence H. Budner       30,782,434              0        552,530     31,334,964
Daniel D. Chabris        30,775,393              0        559,571     31,334,964
A.D. Frazier, Jr.        30,766,773              0        568,191     31,334,964
Hubert L. Harris, Jr.    30,772,664              0        562,300     31,334,964
Kenneth T. King          30,771,189              0        563,775     31,334,964
John W. McIntyre         30,782,657              0        552,307     31,334,964

Proposal 1               30,680,409        452,950        201,605     31,334,964
Proposal 2               30,564,520        497,228        273,216     31,334,964
Proposal 3               30,557,517        493,468        283,979     31,334,964

Value Equity Fund
Charles W. Brady          6,097,742              0        169,615      6,267,357
Dan J. Hesser             6,097,868              0        169,489      6,267,357
Fred A. Deering           6,096,758              0        170,599      6,267,357
Victor L. Andrews         6,097,292              0        170,065      6,267,357
Bob R. Baker              6,097,815              0        169,542      6,267,357
Lawrence H. Budner        6,097,854              0        169,503      6,267,357
Daniel D. Chabris         6,097,386              0        169,971      6,267,357
A.D. Frazier, Jr.         6,097,933              0        169,424      6,267,357
Hubert L. Harris, Jr.     6,098,822              0        168,535      6,267,357
Kenneth T. King           6,096,704              0        170,653      6,267,357
John W. McIntyre          6,097,227              0        170,130      6,267,357

Proposal 1                6,088,176        145,250         33,930      6,267,356
Proposal 2                5,769,946        160,489        336,922      6,267,357
Proposal 3                5,762,429        166,379        338,548      6,267,356

INVESCO Value Trust
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                         Six Months                                          Period                 Year
                                              Ended                                           Ended                Ended
                                        February 28            Year Ended August 31       August 31          December 31
                                      -------------   ---------------------------------   ---------    --------------------
                                               1997        1996        1995        1994      1993>>        1992        1991
                                          UNAUDITED

Intermediate Government Bond Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $   12.30    $  12.64    $  12.16    $  13.25   $   12.68    $  12.89    $  12.13
                                      -------------   ---------------------------------   ---------    --------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.33        0.73        0.73        0.70        0.48        0.90        0.89
Net Gains or (Losses)
   on Securities
   (Both Realized and
   Unrealized)                                 0.10      (0.34)        0.48      (0.75)        0.57      (0.16)        0.77
                                      -------------   ---------------------------------   ---------    --------------------
Total from Investment
   Operations                                  0.43        0.39        1.21      (0.05)        1.05        0.74        1.66
                                      -------------   ---------------------------------   ---------    --------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                          0.33        0.73        0.73        0.70        0.48        0.90        0.90
Distributions from Capital Gains               0.00        0.00        0.00        0.34        0.00        0.05        0.00
                                      -------------   ---------------------------------   ---------    --------------------
Total Distributions                            0.33        0.73        0.73        1.04        0.48        0.95        0.90
                                      -------------   ---------------------------------   ---------    --------------------
Net Asset Value -
   End of Period                          $   12.40    $  12.30    $  12.64    $  12.16   $   13.25    $  12.68    $  12.89
                                      =============   =================================   =========    ====================

TOTAL RETURN                                 3.49%*       3.12%      10.36%     (0.37%)      8.38%*       6.03%      14.16%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                         $  44,925    $ 39,949    $ 37,339    $ 31,861   $  39,384    $ 29,649    $ 24,385
Ratio of Expenses to
   Average Net Assets#                      0.51%*@      1.15%@       1.20%       1.07%      0.96%~       0.97%       0.93%
Ratio of Net Investment Income
   to Average Net Assets#                    2.66%*       5.81%       6.04%       5.58%      5.48%~       6.38%       7.28%
Portfolio Turnover Rate                        34%*         63%         92%         49%        34%*         93%         51%


>> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+ Distributions in excess of net investment income for the year ended August 31, 1994, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended February 28, 1997 and the year ended August 31, 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.68% (not annualized) and 1.24%, respectively, and ratio of net investment income to average net assets would have been 2.49% (not annualized) and 5.72%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

INVESCO Value Trust
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                         Six Months                                          Period                Year
                                              Ended                                           Ended               Ended
                                        February 28           Year Ended August 31        August 31         December 31
                                      -------------  ----------------------------------  ----------   ----------------------
                                               1997        1996        1995        1994      1993>>        1992        1991
                                          UNAUDITED

Total Return Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $      22.60   $   20.95  $    18.54  $    18.27  $    17.18   $   16.43   $   14.21
                                      -------------  ----------------------------------  ----------   ---------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.36        0.73        0.72        0.69        0.40        0.66        0.71
Net Gains on Securities
   (Both Realized and
   Unrealized)                                 2.78        1.78        2.46        0.60        1.09        0.93        2.78
                                      -------------  ----------------------------------  ----------   ---------------------
Total from Investment
   Operations                                  3.14        2.51        3.18        1.29        1.49        1.59        3.49
                                      -------------  ----------------------------------  ----------   ---------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.36        0.73        0.72        0.60        0.40        0.65        0.72
In Excess of Net
   Investment Income+                          0.00        0.00        0.00        0.09        0.00        0.00        0.00
Distributions from Capital Gains               0.09        0.13        0.05        0.17        0.00        0.19        0.55
In Excess of Capital Gains                     0.00        0.00        0.00        0.16        0.00        0.00        0.00
                                      -------------  ----------------------------------  ----------   ---------------------
Total Distributions                            0.45        0.86        0.77        1.02        0.40        0.84        1.27
                                      -------------  ----------------------------------  ----------   ---------------------
Net Asset Value -
   End of Period                              25.29       22.60       20.95       18.54       18.27       17.18       16.43
                                      =============  ==================================  ==========   =====================

TOTAL RETURN                                13.93%*      12.06%      17.54%       7.22%      8.72%*       9.84%      24.96%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                      $  1,412,198  $1,032,151   $ 563,468   $ 292,765  $  220,224   $ 137,196    $ 82,219
Ratio of Expenses to
   Average Net Assets                       0.45%*@      0.89%@       0.95%       0.96%      0.93%~       0.88%       0.92%
Ratio of Net Investment Income
   to Average Net Assets#                    1.49%*       3.44%       3.97%       3.31%      3.51%~       4.06%       4.62%
Portfolio Turnover Rate                         4%*         10%         30%         12%        19%*         13%         49%
Average Commission Rate Paid^^              0.0553*      0.0539           -           -           -           -           -

>> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Value Trust
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                         Six Months                                         Period              Year
                                              Ended                                          Ended              Ended
                                        February 28            Year Ended August 31        August 31         December 31
                                      -------------   ---------------------------------  -----------  ---------------------
                                               1997        1996        1995        1994      1993>>        1992        1991
                                         UNAUDITED

                                      Value Equity Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                   $    22.24    $  19.53  $    18.12  $    17.79   $   16.91   $   16.57   $   13.88
                                      -------------   ---------------------------------  ----------   ---------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.18        0.35        0.39        0.36        0.24        0.36        0.40
Net Gains on Securities
   (Both Realized and
   Unrealized)                                 3.48        3.09        2.58        1.20        0.88        0.45        4.54
                                      -------------   ---------------------------------  ----------   ---------------------
Total from Investment
   Operations                                  3.66        3.44        2.97        1.56        1.12        0.81        4.94
                                      -------------   ---------------------------------  ----------   ---------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.19        0.35        0.39        0.31        0.24        0.34        0.40
In Excess of Net Investment
   Income                                      0.00        0.00        0.00        0.04        0.00        0.00        0.00
Distributions from
   Capital Gains                               0.56        0.38        1.17        0.88        0.00        0.13        1.85
                                      -------------   ---------------------------------  ----------   ---------------------
Total Distributions                            0.75        0.73        1.56        1.23        0.24        0.47        2.25
                                      -------------   ---------------------------------  ----------   ---------------------
Net Asset Value -
   End of Period                         $    25.15    $  22.24    $  19.53    $  18.12   $   17.79   $   16.91    $  16.57

TOTAL RETURN                                16.64%*      17.77%      17.84%       9.09%      6.65%*       4.98%      35.84%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                        $  304,409    $200,046    $153,171    $111,850   $  81,914   $  78,609    $ 39,741
Ratio of Expenses to
   Average Net Assets                       0.52%*@      1.01%@       0.97%       1.01%      1.00%~       0.91%       0.98%
Ratio of Net Investment Income
   to Average Net Assets#                    0.73%*       1.64%       2.17%       1.80%      2.07%~       2.19%       2.39%
Portfolio Turnover Rate                        23%*         27%         34%         53%        35%*         37%         64%
Average Commission Rate Paid^^           $  0.0564*    $ 0.0589           -           -           -           -           -

>> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for the fiscal years beginning September 1, 1995 and thereafter.

INVESCO FUNDS

We're easy to stay in touch with:
INVESCO Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union Avenue,
Lobby Level

INVESCO Funds Group, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.